Supplement dated May 29, 2026 to the Statutory Prospectus and Initial Summary Prospectus dated May 1, 2026 for the Pacific Protective Growth individual flexible premium deferred variable annuity contracts  issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the  Pacific Protective Growth limited premium registered index-linked deferred annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus and replaces and supersedes any previously issued Rate Sheet Prospectus Supplement. If you would like another copy of a current prospectus, you may obtain one by visiting PacificLife.com/Prospectuses or by calling us at (800) 722-4448 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing the variable annuity product name “Pacific Protective Growth limited premium registered index-linked deferred annuity,” or by searching the Contract file number “333-282283”- under SEARCH FILINGS - more search options.

We are issuing this Supplement to update the Ongoing Fees and Expenses (annual charges) for the Contract provided in the “KEY INFORMATION” section of the Initial Summary Prospectus, taking into account the current fees for the optional benefits disclosed in this Rate Sheet Prospectus Supplement.

This Rate Sheet Supplement also provides current rate information for the Annual Rider Charge, Deferral Credit, and Withdrawal Percentages for the Income Guard rider in effect on or after the date below. For complete information about the Income Guard rider, see the Prospectus.

The percentages below apply to applications signed on or after May 1, 2026.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com/prospectuses or call us at (800) 722-4448 to confirm the most current percentages.

KEY INFORMATION

Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year if you have elected the Income Guard and/or the Return of Purchase Payments (“ROP”) Death Benefit.

There is an implicit ongoing fee on the Index-Linked Options (“ILOs”) to the extent that your participation in Index gains is limited by us through the use of the applicable Crediting Strategy of the ILO. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses through the ILO Protection Level. This implicit ongoing fee is not reflected in the tables below.
ANNUAL FEES	MINIMUM	MAXIMUM
Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.30%( (1)	1.50%(2)

(1)    As a percentage of your Contract Value each Contract Anniversary.

(2)    As a percentage of the Protected Payment Base each Contract Anniversary. The current charge for new elections of this Rider is disclosed below in this Rate Sheet Prospectus Supplement.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative Contract adjustments that substantially increase costs.

Lowest Annual Cost: $0	Highest Annual Cost: $1,619.70
Assumes: • Investment of $100,000	Assumes: • Investment of $100,000

• 5% annual appreciation • No optional benefits • No sales charges • No additional purchase payments, transfers, or withdrawals

•      5% annual appreciation

•      Most expensive combination of optional benefits (Income Guard and ROP Death Benefit)

•      No sales charges

•      No additional purchase payments, transfers, or withdrawals

•      0% Interim Value Calculation and Adjustment

The current annual Rider charge is the following:

Rider Name	Annual Rider Charge Percentage
Income Guard (single or joint option)	1.50%(1)

(1) As a percentage of the Protected Payment Base each Contract Anniversary.

The current Deferral Credit percentages are the following:

Age on Rider Effective Date*	Deferral Credit
45 – 49	0.25%
50 – 54	0.25%
55 – 59	0.30%
60 – 64	0.35%
65 – 69	0.40%
70 – 74	0.45%
75 – 79	0.50%
80 – 84	0.55%
85	0.55%

*The age range that applies is based on the age of the Designated Life (single option) or the youngest Designated Life (joint option) on the Rider Effective Date, which will be the Contract Issue Date.

Once the Rider is issued, the Deferral Credit percentage will not change, unless the Single/Joint Life Option or the Designated Lives change. Upon a change to the Single/Joint Life Option or Designated Lives, the Deferral Credit will be redetermined based on the attained age of the new Designated Life (youngest Designated Life for Joint Life) on the Rider Effective Date. Upon a re-determination of the initial Withdrawal Percentage and Deferral Credit due to a change to the Single/Joint Life Option or Designated Lives, the Deferral Credit period will not be re-started. See the Deferral Credit subsection under INCOME GUARD — HOW THE RIDER WORKS in the Prospectus.

The current initial Withdrawal Percentages are the following:

Age on Rider Effective Date*	Initial Withdrawal Percentage (single option)	Initial Withdrawal Percentage (joint option)
45	4.40%	3.90%
46	4.45%	3.95%
47	4.50%	4.00%
48	4.55%	4.05%
49	4.60%	4.10%
50	4.65%	4.15%
51	4.75%	4.25%
52	4.85%	4.35%
53	4.95%	4.45%
54	5.05%	4.55%
55	5.15%	4.65%
56	5.25%	4.75%
57	5.35%	4.85%
58	5.45%	4.95%

59	5.55%	5.05%
60	5.65%	5.15%
61	5.75%	5.25%
62	5.85%	5.35%
63	5.95%	5.45%
64	6.05%	5.55%
65	6.15%	5.65%
66	6.25%	5.75%
67	6.35%	5.85%
68	6.45%	5.95%
69	6.55%	6.05%
70	6.65%	6.15%
71	6.75%	6.25%
72	6.85%	6.35%
73	6.95%	6.45%
74	7.05%	6.55%
75	7.15%	6.65%
76	7.25%	6.75%
77	7.35%	6.85%
78	7.45%	6.95%
79	7.55%	7.05%
80	7.65%	7.15%
81	7.65%	7.15%
82	7.65%	7.15%
83	7.65%	7.15%
84	7.65%	7.15%
85	7.65%	7.15%

*The age range that applies is based on the age of the Designated Life (single option) or the youngest Designated Life (joint option) on the Rider Effective  Date, which will be the Contract Issue Date.

Once the Rider is issued, the Withdrawal Percentage will not change for as long as you own the Rider (other than due to Deferral Credits), even if Reset occurs as described in the Reset of Protected Payment Base subsection within the Rider, unless the Single/Joint Life Option or the Designated Lives change. Upon a change to the Single/Joint Life Option or Designated Lives, the initial Withdrawal Percentage will be re-determined based on the attained age of the new Designated Life (youngest Designated Life for Joint Life) on the Rider Effective Date, as described under the INCOME GUARD — WITHDRAWAL PERCENTAGE subsection in the Prospectus.

In order for you to receive the percentages reflected above, your application must be signed on or after the date referenced above, and we must receive your application with cash or transfer/exchange request, In Proper Form, within 14 calendar days after the application-signed date. For transfer/exchange requests, we must receive, In Proper Form, the initial Purchase Payment within 60 calendar days after the application-signed date.

Subject to meeting the timelines referenced above, on the issue date, if during the 60 calendar day period current percentage rates have changed since the date you signed your application, the following will apply:

•	If the Deferral Credit percentage increased, you will receive the higher percentage in effect on the Contract Issue Date.
•	If the Withdrawal Percentage increased, you will receive the higher percentages in effect on the Contract Issue Date.
•	If the annual Rider charge percentage decreased, you will receive the lower percentage in effect on your Contract Issue Date.

However, if the Deferral Credit and/or any Withdrawal Percentage decreased, or the annual Rider charge percentage increased, you will receive the Deferral Credit, Withdrawal Percentage, and annual Rider charge percentages in effect on the date you signed your application. The comparison is only made to the applicable Withdrawal Percentage and Deferral Credit percentage based on the Designated Life’s age (youngest Designated Life for Joint Life) on the Rider Effective Date.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 722-4448 prior to submitting your paperwork if you have any questions.

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